UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2021

TIMKENSTEEL CORPORATION (Exact name of registrant as specified in its charter)

Ohio	1-36313	46-4024951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, SW, Canton, OH 44706
(Address of Principal Executive Offices) (Zip Code)

(330) 471-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	TMST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2021, TimkenSteel Corporation (the “Company”) issued a press release announcing results for the first quarter of 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2021, the Company’s Board (the “Board”) of Directors approved the separation from employment for William P. Bryan, Executive Vice President, Manufacturing and Supply Chain, effective May 7, 2021.  In connection with his separation from the Company, Mr. Bryan generally will be entitled to receive the compensation and benefits for a “termination without cause” under the terms of a severance agreement he had previously entered into with the Company.

Also on May 5, 2021, the Board approved the separation from employment for Thomas D. Moline, Executive Vice President, Commercial Operations, effective May 7, 2021.  In connection with his separation from the Company, Mr. Moline generally will be entitled to receive the compensation and benefits for a “termination without cause” under the terms of a severance agreement he had previously entered into with the Company.

The form of severance agreement that Messrs. Bryan and Moline each entered into with the Company is filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Finally, as further described below, at the Company’s 2021 Annual Meeting of Shareholders held on May 5, 2021 (the “Annual Meeting”), the shareholders approved the TimkenSteel Corporation Amended and Restated 2020 Equity and Incentive Compensation Plan (the “Amended 2020 Plan”). The following description of the changes made by the Amended 2020 Plan is qualified in its entirety by reference to the Amended 2020 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Amended 2020 Plan amended and restated the TimkenSteel Corporation 2020 Equity and Incentive Compensation Plan (the “2020 Plan”).  In general, the Amended 2020 Plan modified the 2020 Plan to (1) increase the number of common shares, without par value, of the Company available for awards by 2,000,000 shares, (2) correspondingly increase the limit on shares that may be issued or transferred upon the exercise of incentive stock options by 2,000,000 shares, (3) remove the 2020 Plan’s full value award limit of 1.8 million shares and (4) extend the plan term until May 5, 2031.  In addition, the Amended 2020 Plan made certain other conforming, clarifying or non-substantive changes to the terms of the 2020 Plan to implement the Amended 2020 Plan but did not make other material changes to the 2020 Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, shareholders elected to three-year terms each of the three directors nominated by the Board. The shareholders also ratified the selection of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2021; approved, on an advisory basis, the compensation of the Company’s named executive officer; and recommended, on an advisory basis, that shareholder advisory votes on named executive officer compensation occur annually. Finally, the shareholders approved the Amended 2020 Plan. The final voting results from the Annual Meeting are as follows:

Proposal 1 - Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Terry L. Dunlap	32,151,980	849,507	6,500,421
Ronald A. Rice	25,410,780	7,590,707	6,500,421
Michael S. Williams	32,389,416	612,071	6,500,421

Proposal 2 - Ratification of the Selection of Ernst & Young LLP as the Company's Independent Auditor for 2021

For	Against	Abstain
39,220,585	239,391	41,932

Proposal 3 - Approval, on an Advisory Basis, of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
31,340,206	1,576,587	84,689	6,500,426

Proposal 4 – Frequency of Shareholder Advisory Votes on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
30,033,796	30,332	2,796,477	140,877	6,500,426

Proposal 5 – Approval of the TimkenSteel Corporation Amended and Restated 2020 Equity and Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
18,127,532	14,669,152	204,797	6,500,427

As noted above, a majority of the votes cast on the frequency of shareholder advisory votes on named executive officer compensation (the “Frequency Proposal”) were cast in favor of conducting shareholder advisory votes on the approval of named executive compensation annually, in line with the recommendation of the Board of Directors. After taking into consideration the results of the shareholder vote on the Frequency Proposal, the Board has determined that the Company will conduct shareholder advisory votes on the approval of named executive officer compensation on an annual basis, at least until the next shareholder vote on the frequency of such votes is held, which will be no later than the Company’s 2027 Annual Meeting of Shareholders.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1**	TimkenSteel Corporation Amended and Restated 2020 Equity and Incentive Compensation Plan
99.1**	Press Release of TimkenSteel Corporation dated May 6, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMKENSTEEL CORPORATION

Date: May 6, 2021	By:	/s/ Kristopher R. Westbrooks
Kristopher R. Westbrooks
Executive Vice President and Chief Financial Officer